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                  SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

                         Supplement dated May 10, 2002
                    to the Prospectus dated March 29, 2002

   The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus under:
Risk return table
This table compares the before and after tax average annual total return of the fund for the periods shown with that of the Lehman Brothers Municipal Bond (the "Lehman Index") Index, a broad-based unmanaged index of municipal bonds and the Lipper Massachusetts Municipal Fund Debt Average (the "Lipper Funds Average"), an average composed of the fund's peer group of mutual funds. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. The fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. After-tax returns are only for Class A and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

                         Average Annual Total Returns
                     Calendar Year Ended December 31, 2001

                                                       Since   Inception
       Class A              1 year  5 years 10 years Inception   Date
       Return Before Taxes   1.79%   4.58%    5.68%     n/a    12/21/87
       Return After Taxes
       on Distributions     (0.25)%  2.39%    3.42%     n/a
       Return After Taxes
       on Distributions and
       Sale of Fund Shares   1.07%   2.59%    3.45%     n/a
       OTHER CLASSES (Return Before Taxes Only)
       Class B               1.01%   4.71%     n/a     5.44%    11/6/92
       Class L               3.40%   4.63%     n/a     6.62%   11/10/94
       Class Y**              n/a     n/a      n/a      n/a     11/7/94
       Lehman Index          5.13%   5.98%    6.63%     n/a       *
       Lipper Funds Average  4.11%   4.86%    6.04%     n/a       *

 * Index comparison begins on December 31, 1991. Index performance reflects no deduction for fees, expenses or taxes.
** There were no Class Y shares outstanding for the calendar year ended December 31, 2001.

FD 02546